UNITED STATES
                        SECURITIES AND EXCHNGE COMMISION
                            Washington, D. C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



     Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to ss. 240.14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400




                                                                     May 3, 2004




To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, June 3, 2004, at the Crowne Plaza, 36 Valley Road, Clark, New Jersey. The Crowne Plaza is located on the circle off exit 135 of the Garden State Parkway (telephone no. (732) 574-0100).

     The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

     We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.


                                            Sincerely,


                                            /s/David Mintz
                                            David Mintz
                                            Chairman
                                            and Chief Executive Officer

                               TOFUTTI BRANDS INC.

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 3, 2004

                              ---------------------

                                                            Cranford, New Jersey
                                                                     May 3, 2004

     The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, on Thursday, June 3, 2004 at 10:00 a.m., for the following purposes:

     1.   To elect six directors to the Board of Directors for the ensuing year;

     2. To approve the adoption of the Tofutti Brands Inc. 2004 Non-Employee Directors' Stock Option Plan;

     3. To ratify the selection of Wiss & Company, LLP as our independent public accountants for the fiscal year ending January 1, 2005; and

     4. To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

     Shareholders of record at the close of business on April 29, 2004 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                            By order of the Board of Directors,

                                            /s/Steven Kass
                                            Steven Kass
                                            Secretary



           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016
                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 3, 2004

     This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday June 3, 2004 at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, and at any adjournment thereof. The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning May 6, 2004.

Proxy Procedure

     Only shareholders of record at the close of business on April 29, 2004 are entitled to vote in person or by proxy at the Annual Meeting.

     Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

     The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

     As of April 29, 2004, there were 5,554,367 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016;
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

     To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to adopt the Tofutti Brands Inc. 2004 Non-Employee Directors' Stock Option Plan and to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

     Management has received indications from David Mintz, our Chief Executive Officer, who is the beneficial owner of approximately 47.4% of the outstanding shares of our common stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. Therefore, Mr. Mintz has significant influence over the election of the six nominees as directors, the adoption of the Tofutti Brands Inc. 2004 Non-Employee Directors' Stock Option Plan and the ratification of the appointment of Wiss & Company, LLP as our independent auditors.

     Our Annual Report for the fiscal year ended December 27, 2003, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 3, 2004.

Proxy Statement Proposals

     Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the appointment of auditors selected by the Board of Directors. In addition, the Board of Directors may submit other lawful matters to the shareholders for action at the Annual Meeting.

     Shareholders may submit proposals for inclusion in our future proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in our year 2005 proxy material, a shareholder's proposal must be received not later than January 3, 2005 at our headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Secretary.

     ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors has proposed that six directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the six persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board of Directors, with terms expiring as of the date of this Annual Meeting.

     Background information with respect to the six nominees for director appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.


                                                                       Director
Nominee                     Principal Occupation              Age        Since
-------                     --------------------              ---      --------
David Mintz         Chairman of the Board of Directors         73        1981
                    and Chief Executive Officer
Joseph Fischer      Principal in FMM Investments               64        2004
Aron Forem          President, Wuhl Shafman Lieberman          49        2000
                    Corp.
Reuben Rapoport     Director                                   74        1983
Franklyn Snitow     Partner, Snitow Kanfer Holtzer &           57        1987
                    Millus LLP
Jeremy Wiesen       Associate Professor of Business Law        62        1999
                    and Accounting, Leonard N. Stern
                    School of Business, New York
                    University

     David Mintz has been the Chairman of our Board of Directors and our Chief Executive Officer since August 1981.

     Joseph Fischer was appointed to our Board of Directors in March 2004. He has been the principal in FMM Investments, which manages private portfolios, since 1992. Prior to that and since 1982, Mr. Fischer was the Controller of the Swingline Division of American Brands Inc.

     Aron Forem has been a director since 2000. He is president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeast United States. He has been president of Wuhl Shafman Lieberman Corp. since 1980.

     Reuben Rapoport, our former Director of Product Development who retired in April 2003, has been a director since July 1983.

     Franklyn Snitow has been a director since 1987. He has been a partner in the New York law firm of Snitow Kanfer Holtzer & Millus LLP and its predecessor firm since 1985.

     Jeremy Wiesen has been a director since 1999. He has been an Associate Professor of Business Law and Accounting at the Leonard N. Stern School of
Business, New York University since 1972. He was previously a director and officer of Tofutti Brands Inc. from June 1983 through January 1986.

     All of our directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to our operations of the company.

     The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Committees

     Our business and affairs are managed under the direction of our Board of Directors, composed of five non-employee directors and one employee director as of the date of this Proxy Statement. Our Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

     Our Board of Directors held 3 meetings during the fiscal year ended December 27, 2003. Four of the five directors then in office were in attendance at each meeting. We do not have a policy with regard to directors' attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2003 annual meeting of shareholders three of the five directors then in office were present and in attendance.

     Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee.

     Our full Board of Directors fulfills the roles of a nominating committee. It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating committee in light of the composition of our Board of Directors and the collective independence of our independent directors, which enable the Board of Directors to fulfill the functions of a standing committee. We are not required to have a nominating committee, however, effective as of July 31, 2005, the American Stock Exchange requires that our director nominations be selected, or recommended for the Board of Directors' selection, either by a majority of our independent directors or a nominating committee comprised solely of our independent directors. Within the meaning of the American Stock Exchange, Messrs. Fischer, Forem, Snitow and Wiesen are independent directors.

Audit Committee

     The Audit  Committee  currently  consists  of  Messrs.  Fischer,  Forem and
Wiesen. The Board of Directors has determined that all of our Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities and Exchange Act of 1934, as amended, and in the listing standards of the American Stock Exchange. The Board of Directors has also determined that Joseph Fisher is an audit committee financial expert, as that term is defined in rules issued pursuant to the Sarbanes-Oxley Act of 2002.

     The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held 3 meetings in addition to the meetings of the entire Board of Directors during 2003.

     The Board of Directors adopted and maintains a written charter for the Audit Committee. On March 23, 2004 our Board of Directors resolved to adopt a new Audit Committee Charter, a copy of which is attached hereto as Appendix A.

Report of  Audit Committee

     The members of the Audit Committee have been appointed by our Board of Directors. The Audit Committee is governed by a charter which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three directors, who meet the independence and experience requirements of the American Stock Exchange. The Audit Committee assists the Board of Directors in overseeing (1) the integrity of the financial statements of our company, (2) the qualifications, independence and performance of our independent auditors, (3) our company's financial reporting processes and accounting policies, (4) the performance of our company's internal audit function, and (5) the compliance by our company with legal and regulatory requirements. Management is responsible for the preparation and integrity of our financial statements.

     The Audit Committee reviewed our audited financial statements for the year ended December 27, 2003 and members of the Audit Committee met with both management and our external auditors to discuss those financial statements. Management and the external auditors have represented to the Audit Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. Members of the Audit Committee have received from and discussed with the external auditors their written disclosure and letter regarding their independence from our company as required by Independence Standards Board Standard No. 1. Members of the Audit Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 27, 2003.

                                            Audit Committee

                                            Joseph Fischer
                                            Aron Forem
                                            Jeremy Wiesen

Stockholder Communications with the Board of Directors

     Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

        Secretary
        Tofutti Brands Inc.
        50 Jackson Drive
        Cranford, New Jersey  07016

     Our Secretary will deliver stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of April 29, 2004 certain information regarding the ownership of our common stock, $.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

                                    Amount of
                                   Beneficial         Percent of
Name                               Ownership(1)       Class(2)
----                               ------------       --------
David Mintz................        2,630,440             47.4%
Steven Kass................          795,000(3)          12.5%
Reuben Rapoport............           90,000              1.5 %
Jeremy Wiesen..............           64,400(4)           1.2%
Franklyn Snitow............           47,200              *
Aron Forem.................           20,000              *
Joseph Fischer.............               --              --

All Executive Officers and
Directors as a group (6            3,651,040 (5)         57.3%
persons)...................
--------------

*       Less than 1%.

     The address of Messrs. Mintz, Kass, Fischer, Rapoport and Wiesen is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Forem is 52-62 Cornelia Street, Newark, New Jersey 07105. Each person listed above has sole voting and/or investment power of the shares attributed to him.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of April 29, 2004 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)  Based on 5,554,367 shares issued and outstanding as of April 29, 2004.

(3)  Issuable upon the exercise of 795,000 currently exercisable stock options.

(4) Includes 20,000 shares issuable upon the exercise of currently exercisable stock options.

(5) Includes 815,000 shares issuable upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

     To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal 2003 all persons subject to these reporting requirements filed the required reports on a timely basis, except for the following inadvertently late filings by directors: David Mintz, one late report relating to a gift of shares, and Reuben Rapoport, one late report relating to several transactions selling shares.

Executive Compensation

     The  following   table  sets  forth   information   concerning   the  total
compensation during the last three fiscal years for our executive officers whose total salary in fiscal 2003 totaled $100,000 or more:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                               Long-Term
                                             Annual           Compensation
                                          Compensation        ------------
                                          ------------    Securities Underlying
Name and Principal Position      Year       Salary ($)        Options (#)
---------------------------      ----       ----------    ---------------------


David Mintz,                     2003     $ 603,000(1)             --
Chief Executive Officer          2002       500,000(2)             --
and Chairman of the Board        2001       500,000(3)             --

Steven Kass,                     2003     $ 275,000(1)             --
Chief Financial Officer,         2002       250,000(2)             --
Secretary and Treasurer          2001       250,000(3)             --

--------------

(1) Includes bonuses of $350,000 and $150,000 for Messrs. Mintz and Kass, respectively, accrued at year end and paid on or about January 16, 2004.

(2) Includes bonuses of $250,000 and $125,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on or about March 28, 2003.

(3) Includes bonuses of $250,000 and $125,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on or about March 29, 2002.

     The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year.

     There are currently no employment agreements between us and any of our officers. Mr. Snitow has not received any cash remuneration for his service as a director in the last three years. In 2002 and 2003, Mr. Wiesen received $2,500 and $1,000, respectively, for his services as director. In 2002, Mr. Forem donated his $1,000 fee for services as director to charity and did not receive any cash remuneration in 2003.

Stock Options

     Neither of the officers named above in the Summary Compensation Table received a grant of stock options nor exercised stock options in our last fiscal year.

     The following table provides information concerning stock options held in 2003 by each of the executive officers named above in the Summary Compensation Table.

                                                 AGGREGATED OPTION EXERCISES IN LAST
                                             FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                             ----------------------------------------------------------------------------
                             Shares                        Number of Shares
                             Acquired                         Underlying         Value of Unexercised
                             on           Value          Unexercised Options     in the Money Options
                             Exercise     Realized          at FY-End (#)           at FY-End ($)
Name                         (#)(1)       ($)(1)      Exercisable/Unexercisable Exercisable/Unexercisable
----                         ------       ------      ------------------------- -------------------------
David Mintz,                   --          $ --            300,000(E)                $564,000(E)(2)
Chief Executive Officer
  and Chairman of the
  Board
Steven Kass,                   --            --            795,000(E)                1,740,000(E)(2)
  Chief Financial Officer,
  Secretary and Treasurer

-----------------------
(1)  See below "Certain Transactions."
(2) Calculated by subtracting option exercise price from year-end market price of $3.05 per share.
(E)  Exercisable options


Certain Transactions

     On October 17, 2003, in view of the strong financial condition of our company, our Board of Directors authorized us to enter into a transaction with David Mintz whereby Mr. Mintz surrendered 300,000 of his options in consideration of the payment to him of $358,000, an amount equal to the difference of 75% of the closing market price of our common stock on that date ($3.45) less the exercise price of such options.

     On October 17, 1994, our Board of Directors adopted a resolution wherein we were authorized to purchase a $1 million plan on the life of our Chairman and President. The purpose of this transaction was to provide the Mintz estate with funds sufficient to pay any estate taxes levied upon the transfer of Mr. Mintz's Tofutti stock, which would otherwise have necessitated a sale of the stock which might have had the negative effect of significantly decreasing the market price of the stock to the detriment of other shareholders. Upon the death of the family member or termination of the policy prior to death, we were guaranteed to receive a complete refund of all premiums paid plus interest at 4%. As of December 28, 2002, the $200,000 balance receivable under this contract was completely secured by the guaranteed cash surrender value of the policy and the assets in a related party trust created specifically to generate payment to us in the event of termination of the policy prior to the death of the insured.

     Under the Sarbanes-Oxley Act of 2002, public companies are prohibited from extending credit to any director or executive officer, or from renewing or extending existing loans. As a result, public companies have taken the view that they may not make annual premium payments on split dollar insurance plans, since they may be deemed to be prohibited loans. In 2003, we ceased making any payments under the policy, subject to future guidance as to the legality of such payments. On December 24, 2003, we sold the policy to Mr. Mintz for $208,000 which represented all previous premiums paid by us plus interest of 4% per annum.

     On January 12, 2004, our Board of Directors authorized us to enter into a transaction with David Mintz whereby Mr. Mintz surrendered an additional 300,000 of his options in consideration of the payment to him of $324,000, an amount equal to the difference of 75% of the average closing price of our common stock on the nine days of trading from December 29, 2003 through January 9, 2004 ($3.00) less the exercise price of such options. In January 2004, $324,000 was paid to Mr. Mintz.

     ITEM 2. APPROVAL OF THE TOFUTTI BRANDS INC. 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     Shareholders are being asked to approve the adoption of the Tofutti Brands Inc. 2004 Non-Employee Directors' Stock Option Plan, or the Option Plan, under which we may grant options to purchase shares of our common stock to directors who are not employees of our company, or Non-Employee Directors.

     The Board of Directors believes that the Option Plan is necessary for our company to attract and retain the best available individuals for service as Non-Employee Directors of our company, to provide additional incentive to the Non-Employee Directors to serve as directors and to encourage their continued service on our Board of Directors. The Board of Directors recommends that the shareholders ratify and approve the adoption of the Option Plan.

     A general description of the principal terms of the Option Plan is set forth below. This description is qualified in its entirety by the terms of the Option Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated by reference herein.

General Description

     Purpose. The purpose of the Option Plan is to attract and retain the best available individuals for service as Non-Employee Directors, to provide additional incentive to the Non-Employee Directors of our company to serve as directors and to encourage their continued service on our Board of Directors. All options granted under the Option Plan will be "nonstatutory stock options."

     Stock Subject to the Plan. The maximum aggregate number of shares of our common stock which may be optioned and sold under the Option Plan is 100,000 shares. If an option granted under the Option Plan should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject to such option will become available for future grant under the Option Plan.

     Administration. The Option Plan is administered by our Board of Directors, unless otherwise required by applicable law. The Board of Directors has the authority to determine which Non-Employee Directors shall be granted options and the terms and conditions of options granted, including the number of shares of common stock to be covered by each option, the vesting schedule and the exercise price per share of each option. The Board of Directors may also establish, amend and rescind rules and regulations relating to the Option Plan and may make all other determinations deemed necessary or advisable for the administration of the Option Plan.

     Term of Option. Each option granted under the Option Plan that has not been exercised and the shares of common stock subject to an option not paid for within five years from the date of grant of the option shall expire.

     Exercise Price. The exercise price for the shares of our common stock to be issued pursuant to exercise of an option granted under the Option Plan shall be 100% of the fair market value per share of our common stock on the date of grant of the option. In no event shall the exercise price be less than the par value of the our common stock.

     Termination of Service as a Director. If a Non-Employee Director ceases to serve as a director of our company, outstanding options granted under the Option Plan shall terminate as follows: (a) if a Non-Employee Director ceases to serve as a director for any reason other than death or disability, the vested portion of such director's options may generally be exercised within 30 days of such termination. Notwithstanding the foregoing, if, following a change in control of our company (as defined in the Option Plan) which lacks the approval of the Board of Directors, a Non-Employee Director is removed as a director prior to the completion of his or her then current term, all such director's outstanding options will immediately accelerate and any shares which are not vested at the time of removal will immediately vest in full, and such options may be exercised within six months after the date he or she ceases to be a director, (b) if a Non-Employee Director ceases to serve as a director of our company as a result of disability, the vested portion of such director's options may generally be exercised within six months from the date of termination of service, (c) in the event of the death of a Non-Employee Director: (i) who is a director of our company at the time of death and who will have been in continuous status as a director since the date of grant of the options, such director's options may generally be exercised within six months following the date of death, to the extent of the right to exercise that would have accrued had such director continued living and remained in continuous status as a director for six months after the date of death; and (ii) within 30 days after the termination of continuous status as a director of our company, such director's options may generally be exercised within six months following the date of death, to the extent of the right to exercise that had accrued at the date of termination of service.

     Nontransferability of Options. Options granted under the Option Plan are generally no-transferable by the optionee, except by will or by the laws of descent or distribution, and generally are exercisable during the lifetime of an optionee only by the optionee.

     Treatment of Options upon a Corporate Transaction. (a) In the event of a sale or transfer of all or substantially all of the assets of our company, or the merger or consolidation of our company with or into another corporation, each outstanding option granted under the Option Plan will be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If such successor corporation refuses to assume such options or to substitute an equivalent option, such options may, at the discretion of the Board of Directors, accelerate in full upon the consummation of the merger or sale of assets. (b) Upon a change in control of our company (as defined in the Option Plan) the Board of Directors may accelerate the exercisability of any outstanding options granted under the Option Plan. In the event of a change in control of our company which lacks the approval of the Board of Directors, each outstanding option granted under the Option Plan will automatically accelerate in full and unvested shares shall vest in full immediately.

     Sale. In the event that all or substantially all of the issued and outstanding stock capital of our company is to be sold, each optionee shall be obligated to participate in such sale and sell his or her options granted, and/or shares of our common stock issued, under the Option Plan, at a price equal to that of any other share of our common stock sold under the sale (minus the applicable exercise price).

     Amendment and Termination. The Board of Directors may amend or terminate the Option Plan from time to time in such respects as it may deem advisable. To the extent necessary to comply with any applicable law or regulation, we shall obtain shareholder approval to amend the Option Plan, to the extent and in the manner required by such law or regulation. No such amendment or termination of the Option Plan would adversely affect options already granted under the Option Plan, unless mutually agreed otherwise in writing between the optionee and the Board of Directors. The Option Plan will terminate on June 2, 2014, unless previously terminated by the Board of Directors.

     Certain Federal Tax Consequences. All options granted under the Option Plan will be "nonstatutory stock options." The grant of a nonstatutory stock option under the Option Plan will not result in any federal income tax consequences to the optionee or to our company. Upon exercise of a nonstatutory stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. Our company is entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, and so long as we withhold the appropriate taxes with respect to such income (if required) and the optionee's total compensation is deemed reasonable in amount. Any gain or loss on the optionee's subsequent disposition of the shares of our common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one (1) year following exercise. Our company does not receive a tax deduction for any such gain.

     The foregoing summary of the federal income tax consequences of Option Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. Such summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

     The Board of Directors recommends a vote FOR the foregoing proposal.


     ITEM 3. APPOINTMENT OF AUDITORS

     The following resolution will be offered by the Board of Directors at the Annual Meeting.

          "RESOLVED: That the selection of Wiss & Company, LLP by the Board of Directors to conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending January 1, 2005 is ratified, confirmed and approved."

     The Board of Directors believes that Wiss & Company, LLP has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our auditors. The Board of Directors recommends that the shareholders ratify and approve the selection of Wiss & Company, LLP as our auditors for the fiscal year ending January 1, 2005.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason Wiss & Company, LLP ceases to act as our auditors, the Board of Directors will appoint other independent public accountants as our auditors.

     Representatives of Wiss & Company, LLP will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Public Accountants

     The following table sets forth, for each of the last two fiscal years, the fees paid to our independent public accountants, Wiss & Company, LLP.

                                        Year Ended December 31,
                                           2003            2002
                                        ------------    ------------
Audit Fees (1)....................        $31,000         $28,500
Audit-Related Fees................             --              --
Tax Fees..........................             --              --
All other Fees....................             --              --
                                        ------------    ------------
Total.............................        $31,000         $28,500
--------------

     (1) "Audit Fees" are fees for professional services rendered by our independent accountants for the audit of our annual financial statements and review of our financial statements included in our Form 10-KSB, and services that are normally provided by our independent accountants in connection with statutory and regulatory filings or engagements for each of the fiscal years.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors. Our Audit Committee has established a policy for pre-approving the services provided by our independent auditors in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee's responsibilities, including the pre-approval of services to be performed by the independent auditors.

     The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditors. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

     The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to the Audit Committee.

     All of the audit services provided by the independent auditors in fiscal year 2003 were approved by the Audit Committee under its pre-approval policies.

     The Board of Directors recommends a vote FOR the foregoing proposal.


                                  OTHER MATTERS

     Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Our financial statements are included in our Annual Report to Shareholders for the 2003 fiscal year, which was expected to be mailed to the shareholders beginning May 3, 2004.

     A COPY OF OUR 2003 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.


                                            By Order of the Board of Directors,

                                           /s/Steven Kass
                                              Steven Kass
                                              Secretary




Dated: May 3, 2004

                                                                      Appendix A

                               Tofutti Brands Inc.

                         CHARTER OF THE AUDIT COMMITTEE
                OF THE BOARD OF DIRECTORS OF TOFUTTI BRANDS INC.

This Charter of the Audit Committee of the Board of Directors of the Tofutti Brands Inc. (the "Company") has been adopted by the Board of Directors of the Company.

I.      PURPOSE

The Audit Committee is established for the primary purpose of assisting the Board of Directors (the "Board") in overseeing the:

     o    integrity of the Company's financial statements;

     o    independent auditor's qualifications, independence and performance;

     o    Company's financial reporting processes and accounting policies;

     o    performance of the Company's internal audit function; and

     o    Company's compliance with legal and regulatory requirements.

While the Committee has the duties and responsibilities set forth in this Charter and applicable law, the function of the Committee is oversight, except as otherwise set forth in applicable law and this Charter. Consequently, in carrying out its oversight function, the Committee is not providing any expert or special assurance regarding the Company's financial statements or any professional certification regarding the independent auditor's work or independence. Each member of the Committee is entitled to rely on the integrity of persons and organizations from whom the Committee receives information and the accuracy of such information, absent actual knowledge to the contrary.

II.     COMPOSITION AND AUTHORITY

1. The members of the Committee will be appointed by the Board annually, or until their successors are duly appointed and qualified.

2. The Committee will be comprised of at least three directors as determined by the Board, each of whom will be independent (as defined by applicable laws, rules and regulations), free from any relationship (including affiliations or compensatory arrangements disallowed under applicable laws, rules and regulations) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee and have not participated in preparing the Company's financial statements within the past three years. Notwithstanding the foregoing, Committee members may accept compensation from the Company in exchange for their service as independent Board members or members of the Committee, subject to applicable laws.

3. All members of the Committee will be financially literate, having a basic understanding of financial controls and reporting, provided that at least one member of the Committee will be an audit committee financial expert under applicable rules and regulations. The Board will determine whether at least one member of the Committee qualifies as an "audit committee financial expert" under applicable rules and regulations.

Committee members may enhance their familiarity with financial and accounting matters generally by participating in educational programs conducted by the Company or by outside experts.

4. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as deemed appropriate to perform its duties and responsibilities, and the Company will provide funding, as determined by the Committee, for compensation of the independent auditor and any advisers that the Committee engages and for ordinary administrative expenses of the Committee.

5. The Committee will have full access to the books, records, facilities and personnel of the Company and any subsidiary of the Company that are necessary or appropriate for the Committee to perform its duties and responsibilities.

6. The Committee will primarily fulfill its duties and responsibilities by carrying out the activities enumerated in Article IV of this Charter.

III.    MEETINGS

1. Unless a Chairperson is elected by the Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

2. The Committee will meet at least four times each year, or more frequently as circumstances dictate. The Committee may meet in executive session at such times and on such terms and conditions as the Committee may determine.

3. The Committee should meet periodically with management, internal audit personnel and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately.

4. Minutes of the Committee's meetings will be kept and submitted to the Board for approval.

5. The Committee will give the Company's internal auditor prior written notice of each meeting of the Committee and the Company's internal auditor will be entitled to participate in such meetings. The Company's internal auditor is entitled to request the Chairman of the Committee to convene a meeting of the Committee for reasons stated in such request, and the Chairman of the Committee will convene such meeting within a reasonable period, if he deems there is reason for the same.

6. A notice of a meeting of the Committee during which matters regarding the audit of the Company's financial statements are to be discussed shall be given to the Company's independent auditor auditing the financial statements, and the Company's independent auditor will be entitled to participate in such meetings.

IV.     DUTIES AND RESPONSIBILITIES

To fulfill its duties and responsibilities, the Audit Committee will:

1.   Financial Statements Review

     (i) Review and discuss with management and the independent auditor:

          o    the Company's annual audited financial statements;

          o    the Company's quarterly financial statements;

          o    the   Management's   Discussion  and  Analysis  and  management's
               certifications accompanying the Company's financial statements;

          o    the Company's internal audit reports (or summaries thereof);and

          o    relevant  reports  or  other   communications   provided  by  the
               independent auditor (or summaries thereof).

     (ii) Receive at least annually from the independent auditor and discuss with it a written statement delineating all relationships between the independent auditor and the Company, consider any disclosed relationships or services that could affect the independent auditor's objectivity and independence, and assess and take other appropriate action to oversee the independence of the auditor.

     (iii) Review with the independent auditor the annual management letter of accounting recommendations and management's response.

     (iv) Discuss with management the annual and quarterly earnings news releases of the Company, including information relating to non-GAAP financial measures, and any financial information and earnings guidance provided to analysts and rating agencies. These discussions may be general in nature and concern the type of information to be disclosed and the manner of presentation. The Committee may designate one member to represent the Committee for purposes of these discussions.

2.   Independent Auditor

     (i) Subject to shareholder approval, appoint, engage and establish the compensation of, the independent auditor for each year's audit.

     (ii) Review the independent auditor's plans for the audit, its scope and approach and the staffing of the audit.

     (iii) Oversee the work performed by the independent auditor for the purpose of preparing and issuing an audit report or related work. Review the performance of the independent auditor and recommend removal of the independent auditor if circumstances warrant. Require the independent auditor to report directly to the Committee, and oversee the resolution of disagreements between management and the independent auditor.

     (iv) Review with the independent auditor any problems or difficulties in auditing the Company's annual financial statements or in reviewing the Company's quarterly financials and statements, and management's response.

     (v) Discuss the following matters with the independent auditor prior to filing the Company's Annual Report on Form 10-KSB:

          o    the  appropriateness  of the  accounting  principles  used in the
               financial   statements  and  the  reasonableness  of  significant
               judgments and estimates made;

          o    the critical accounting policies and practices of the Company;

          o alternative treatments of material items of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and

          o other material written communications between the independent auditor and management, including the schedule of any audit adjustments proposed by the independent auditor.

     (vi) Review the experience and qualifications of senior personnel of the independent auditor, including partner rotation requirements, and the hiring of employees or former employees of the independent auditor in an accounting role or financial reporting oversight role for the Company.

     (vii) At least annually, obtain and review a report by the independent auditor describing:

          o    the Company's internal quality control procedures;

          o any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years relating to one or more independent audits carried out by the firm, and any steps taken to deal with any relevant issues arising therefrom; and

          o all relationships between the independent auditor and the Company in order to assess the auditor's independence.

Based on this report and other information such as the Committee's familiarity with the independent auditor's work throughout the year and the opinions of management and the Company's personnel responsible for the internal audit function, the Committee should evaluate the independent auditor's qualifications, performance and independence and present its conclusions with respect to the independent auditor to the Board.

     (viii) Review and pre-approve the audit services and permitted non-audit services to be provided by the independent auditor in such manner, including pre-approval policies and budgets, as the Committee may determine in compliance with applicable rules and regulations.

3.   Financial Reporting Processes and Accounting Policies

     (i) In consultation with management and the independent auditor, review the disclosures made by the chief executive and financial officers of the Company in the certifications included in the Company's Annual Reports on Form 10-KSB regarding:

          o    the  Company's   disclosure   controls  and  procedures  and  the
               Company's internal control over financial reporting;

          o their conclusions regarding the effectiveness of the Company's disclosure controls and procedures;

          o any material change in the Company's internal control over financial reporting;

          o any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that adversely affects the Company's ability to record, process, summarize and report financial information; and

          o any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

     (ii) At such time as the relevant rules and regulations apply to the Company, review with management and the independent auditor the annual report by management on the Company's internal control over financial reporting to be included in the Company's Annual Report on Form 10-KSB, and the independent auditor's attestation report on management's assessment of internal control over financial reporting.

     (iii) Review with management and the independent auditor any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal control function and any special audit steps adopted in light of material control deficiencies.

     (iv) Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     (v) Review with management and the independent auditor the effect of accounting and regulatory initiatives, as well as any off-balance sheet transactions or arrangements, on the financial statements of the Company.

4.   Internal Audit

     (i) Recommend to the Board the appointment of the internal auditor, subject to independence requirements required by applicable laws, rules and regulations. If determined by the Company's Certificate of Incorporation or by the Board, the internal auditor will submit to the Committee a proposal for an annual or periodic plan for the internal audit and the Committee will approve the plan, subject to changes deemed required. Review the organization and activities of the Company's internal audit function and the qualifications of its senior personnel.

     (ii) Review periodically with the internal audit personnel any significant difficulties, disagreements with management or scope restrictions encountered in the course of the work of the internal audit function.

     (iii) Review periodically with the independent auditor, the budget, staffing and responsibilities of the internal audit function.

5.   Compliance and Risk Management

     (i) Assess compliance by the Company's executive officers and the senior financial officers with the Company's code of business practices applicable to them.

     (ii) Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal control or auditing matters, and for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters. In addition, the Committee will review and discuss any reports received from attorneys concerning securities law violations or breaches of fiduciary duties or similar violations which were reported to the Company's general counsel or the chief executive officer and not resolved to the satisfaction of the reporting attorney.

     (iii) Review periodically with management and legal counsel the Company's compliance with laws and regulations, including corporate securities trading policies, and any legal matter, litigation or other contingency that could have a significant impact on the Company's financial statements.

     (iv) Discuss with management the Company's policies and guidelines with respect to risk assessment and risk management, including the Company's major financial and accounting risk exposures and the steps management has undertaken to monitor and control them.

6.   Other Responsibilities

     (i)  Related party transactions shall be approved by the Committee.

     (ii) Report regularly to the Board regarding the execution of the Committee's duties and responsibilities.

     (iii) Review this Charter annually and recommend to the Board any necessary amendments.

     (iv) Prepare any report required by the Committee in connection with the Company's public reporting obligations.

     (v) Perform annually a self-assessment relating to the Committee's purpose, duties and responsibilities outlined in this Charter.

     (vi) Perform any other activities consistent with this Charter, the Company's Certificate of Incorpation and governing law, as the Committee or the Board deems necessary or appropriate.

V.      AMENDMENT OF THIS CHARTER

     The Board may make, repeal, alter, amend or rescind any or all of the provisions of this Charter.

                                                                      Appendix B

                               Tofutti Brands Inc.
                               -------------------

                 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                 ----------------------------------------------

     1. Purposes of the Plan. The purpose and intent of this 2004 Non-Employee Directors' Stock Option Plan is to attract and retain the best available personnel for service as Non-Employee Directors of the Company, to provide additional incentive to the Non-Employee Directors of the Company to serve as Directors and to encourage their continued service on the Board. All options granted hereunder shall be "nonstatutory stock options."

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

          (d) "Company" shall mean Tofutti Brands Inc., a Delaware corporation.

          (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

          (f) "Director" shall mean a member of the Board.

          (g) "Effective Date" shall mean the date on which the Plan is approved by the stockholders of the Company.

          (h) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i) "Exchange Act" shall mean the Securities Exchange of 1934, as amended.

          (j) "Option" shall mean a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (l) "Optionee" shall mean a Non-Employee Director who receives an option.

          (m) "Non-Employee Director" shall mean a Director who is not an Employee.

          (n) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) "Plan" shall mean this 2003 Non-Employee Directors' Stock Option Plan, as may be amended from time to time in accordance herewith.

          (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (q) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 100,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4. Administration of the Plan.

          (a) Administrator. Except as otherwise required by applicable law, the Plan shall be administered by the Board.

          (b) Powers of the Board. Subject to the provisions and restrictions of the Plan and applicable law or policies, the Board (with any interested Director being excluded from participating in the consideration of the grant of options to such interested Director) shall have the authority, in its sole discretion: (i) to determine which Non-Employee Directors shall be granted options and to determine the number of Shares to be covered by Options granted to Non-Employee Directors; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the vesting schedule and other terms of Options to be granted; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan. No member of the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

          (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (d) Suspension or Termination of Option. If the president of the Company (the "President") or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding, if relevant, the Non-Employee Director accused of such misconduct). If the Board (excluding, if relevant, the Non-Employee Director accused of such misconduct) determines an Optionee has committed act of misconduct, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board (excluding, if relevant, the Non-Employee Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Board or a committee of the Board.

          For the purpose of this Section 4(d) an act of misconduct includes, without limitation, an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or an unauthorized disclosure of any Company trade secret or confidential information, engagement in any conduct constituting unfair competition, inducement of any Company customer to breach a contract with the Company or inducement of any principal for whom the Company acts as agent to terminate such agency relationship

     5. Eligibility. Options may be granted only to Non-Employee Directors. A Non-Employee Director who has been granted an Option may, if he or she is otherwise eligible, thereafter be granted an additional Option or Options in accordance with the Plan or any other stock option plan of the Company.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which a Director of the Company may have to terminate his or her directorship at any time.

     6. The Term of Plan; Effective Date. The Plan shall become effective on the Effective Date and shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 13 of the Plan, subject to the limitations set forth in the Plan.

     7. Term of Option. Each Option that has not been exercised and the Shares subject thereto not paid for within five years from the date of grant of the Option shall expire.

     8. Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option. In no event shall the exercise price be less than the par value of the Company's Common Stock.

          (b) Fair Market Value. The fair market value per Share shall be the closing price of the Common Stock as reported on the American Stock Exchange ("AMEX") on the date of the grant of the Option, or in the event that the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange other than the AMEX, the fair market value per Share shall be the closing price of the Common Stock as reported on the Nasdaq National Market or such other exchange on the date of grant of the Option, or in the event that the Common Stock is quoted on the over-the-counter market, the fair market value per Share shall be the closing price of the Common Stock in the over-the-counter market on the date of grant of the Option, as reported by an established quotation service for over-the-counter securities; provided, however, that if such exchange or market is closed on the date of the grant of the Option then the fair market value per Share shall be based on the most recent date on which such trading occurred immediately prior to the date of the grant of the Option; provided, further, that if the fair market value cannot be determined in accordance with the foregoing, it shall be determined in good faith by the Board.

          (c) Form of Consideration. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) a promissory note in an amount equal to the exercise price of such options, (iii) shares of Common Stock of the Company owned by the Optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iv) any combination of
     (i), (ii) and (iii), provided, however, that payment of the exercise price by delivery of a promissory note or shares of Common Stock of the Company owned by such Optionee may be made only under such circumstances, if any, and on such terms as may from time to time be established by the Board.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times determined by the Board at the time of grant and set forth in an option agreement as contemplated by Section 16 hereof, and subject to the terms and conditions of the Plan.

          In no event  may an Option  be  exercised  after its term set forth in
     Section 0 has expired.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been delivered to the Company at its principal executive office, in accordance with the terms of the Option by the person entitled to exercise the Option, and accompanied by full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan.

          Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A stock certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
     Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for issuance under the Plan and the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as a Director. If a Non-Employee Director ceases to serve as a Director for any reason other than death or disability, he or she may, but only within 30 days (or such other period of time not exceeding six (6) months as is determined by the Board) after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that such Non-Employee Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate unless otherwise provided in this Section 90.

          Notwithstanding the foregoing, in the event that, following a Hostile Change of Control (as defined in Section 11(c)), a Non-Employee Director Optionee is removed as a Director prior to the completion of his or her then current term, all outstanding options held by such Non-Employee Director shall be subject to immediate acceleration, and any Shares which are not vested at the time of removal shall immediately vest in full and he or she may exercise his or her Options within six (6) months after the date he or she ceases to be a Director of the Company.

          (c) Disability of Optionee. In the event a Non-Employee Director is not able to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such lesser period of time as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of Optionee:

                    (i) who is, at the time of his or her death,  a Director  of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such, lesser period of time as is determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death.

                    (ii) within 30 days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months (or such lesser period of time as determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11. Adjustments, Liquidation and Corporate Transaction.

          (a) Adjustments. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, included Shares as to which the Option would not otherwise be exercisable.

          (c) Corporate Transaction. In the event of a proposed sale or conveyance of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that such successor corporation refuses to assume such Option or to substitute an equivalent option, such Option may, at the discretion of the Board, accelerate in full upon the consummation of the merger or sale of assets. The Board shall also have the power and right, but not obligation, to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan upon a Change in Control (as defined herein below).

          In the event of a Change in Control of the Company, whether by tender offer for more than 50% of the outstanding voting stock, proxy contest for the election of Board members or other means, which lacks the approval of the Board (a "Hostile Change in Control"), each outstanding Option under this Plan shall automatically accelerate in full and unvested Shares shall vest in full immediately.

          For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own more than fifty percent (50%) of the Company's outstanding Common Stock.

          (d) Sale. In the event that all or substantially all of the issued and outstanding stock capital of the Company is to be sold (the "Sale"), each Optionee shall be obligated to participate in such Sale and sell his or her Shares and/or Options in the Company, provided, however, that each such Share or Option shall be sold at a price equal to that of any other Share sold under the Sale (minus the applicable exercise price), and subject to the absolute discretion of the Board.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date when the Board approves the grant of such Option. Notice of the grant of an Option shall be given to each Non-Employee Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to stockholders of the Company.

                                                                       APENDIX A



                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 3, 2004 at 10:00 a.m. at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               TOFUTTI BRANDS INC.

                                  June 3, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

      Please detach along perforated lineand mail in the envelope provided.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------

1. The election of six Directors.
                                                           NOMINEES:
[ ]   FOR ALL NOMINEES                                   ( ) DAVID MINTZ
                                                         ( ) JOSEPH FISCHER
                                                         ( ) ARON FOREM
[ ]   WITHHOLD AUTHORITY FOR ALL NOMINEES                ( ) REUBEN RAPOPORT
                                                         ( ) FRANKLYN SNITOW
[ ]   FOR ALL EXCEPT (See instructions below)            ( ) JEREMY WIESEN

INSTRUCTION:   To withhold  authority  to vote for any  individual  nominee(s),
------------   mark "FOR ALL EXCEPT"  and  fill  in the  circle  next  to each nominee  you  wish to withhold, as shown here: (X)

               2. To ratify the selection of Wiss & Company, LLP as the Company's independent public accountants for the fiscal year ending January 1, 2005.

                          [ ]  FOR          [ ]  AGAINST       [ ]  ABSTAIN

               3. To approve the adoption of the Tofutti Brands Inc. 2004 Non-Employee Directors' Stock Option Plan.

                          [ ]  FOR          [ ]  AGAINST       [ ]  ABSTAIN

               4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE SIX NOMINEES FOR DIRECTOR NAMED IN ITEM 1, (ii) ADOPTION OF THE TOFUTTI BRANDS INC. 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AND (iii) RATIFICATION OF THE SELECTION OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 1, 2005.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


Signature of Shareholder__________ Date _____
Signature of Shareholder__________ Date _____

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.